                      CONFIDENTIAL ANTI-DILUTION AGREEMENT

         This Agreement is made this 30th day of November, 1999, by and between Rackspace, Ltd., a Texas limited partnership, Macroweb, LC, its general partner, Trout, Ltd., a Texas limited partnership ("Trout"), Weston Investment Interests, LC, a Nevada limited liability company ("Weston"), MiniPat & Company, Ltd. ("MiniPat"), Patrick R. Condon ("Condon"), Richard Yoo ("Yoo") and Dirk Elmendorf ("Elmendorf") and First Inning Investors, L.P. ("First Inning"), Isom Capital Partners I, L.P.("Isom") and Hamilton Companies, LLC ("Hamilton").

         This Agreement, which provides Weston, First Inning, Isom, Hamilton, MiniPat and Trout (collectively, the "Second Amendment Investors") limited protections against dilution with respect to the Units in the Partnership purchased by them under the terms of the Second Amendment to Agreement of Limited Partnership of Rackspace, Ltd, is made by the parties hereto to induce the Second Amendment Investors to purchase Units in the Partnership.

         THE PARTIES AGREE AS FOLLOWS:

         1. TERM. This agreement applies to any equity investment made in the Partnership between the date hereof and August 30, 2000, provided that this agreement shall terminate prior to August 30, 2000 upon the closing of an offering of equity in the Partnership whereby more than $1,500,000.00 in cash is raised provided that the purchase price per Unit is not less than $2.10, adjusted by any split or reverse split in the number of Units of the Partnership which occurs after the date hereof("as Adjusted"). The period during which this Agreement is in effect is referred to as the "Term".

         2. ANTI-DILUTION RIGHTS. To the extent that during the Term the Partnership issues any additional Units (the "Additional Units") (other than an issuance pursuant to an option agreement with an employee or otherwise to compensate an employee, or incident to an acquisition of assets by the Partnership in which more than 700,000 Units, as Adjusted, are issued to the seller of such assets), and the purchase price per Unit is less than $2.10 (as determined without regard to the operation of this Agreement and the issuance of Adjusting Units), as Adjusted ("Dilutive Transaction"), contemporaneously with the Dilutive Transaction, the Partnership will issue the Second Amendment Investors additional Units in the Partnership in an amount which provides them with the Ownership Percentage Interest which they would have held in the Partnership represented by the Units purchased by them on this date (for the purposes of calculating such Ownership Percentage Interest, the 238,095 Units to be purchase by Hamilton under the option contained in the Second Amendment shall be treated as if the option were exercised on this date, but only to the extent that Hamilton exercises such option), had the Additional Units been sold at $2.10 per Unit, as Adjusted ("Adjusting Units"). As a result of this adjustment, the new investor(s) under the Dilutive Transaction will also receive Adjusting Units in an amount necessary to provide him with the Ownership Percentage Interest in the Partnership contemplated by the Dilutive Transaction. Adjusting Units shall not be subject to any pre-emptive rights contained in the Agreement of Limited Partnership of Rackspace, Ltd.

         For example: Assume that six months after the date of this agreement a new investor is willing to invest $2,000,000.00 in exchange for 10% of Rackspace. Assuming there are 15 Million Units outstanding, if this agreement were not in effect, the new investor would receive 1,666,666 units at $1.20 per unit and the aggregate units outstanding would be l6,666,666. Because the per unit price for the new investment is less than $2.10, the proposed investment would be a Dilutive Transaction. Had the Dilutive Transaction been at $2.10 per unit, 952,380.95 additional units would have been issued to the new investor ($2,000,000 divided by $2.10) and 15,952,380.95 aggregate units would have been outstanding (15,000,000 plus 952,380.95). Assuming the Second Amendment Investors owned 7,500,000 or 50% of the units outstanding before the Dilutive Transaction, if the new units were sold at $2.10 per unit the Second Amended Investors would hold 47.01492% of the outstanding units (7,500,000 is 47.0492% of 15,952,380.95). The Second Amended Investors would hold only 45.00l8% of the units outstanding if the Dilutive Transaction were to occur without adjustment (7,500,000 is 45.0018% of 16,666,666).
Consequently, under the terms of this agreement the Second Amendment Investors must receive enough Adjustment Units to own 47.01492% of the aggregate outstanding units after the Dilutive Transaction and the new investor must receive enough Adjustment Units after the Dilutive Transaction to own 10% of the aggregate outstanding units after the Dilutive Transaction. In this example since the Second Amendment Investors are entitled to hold 47.0192% of the aggregate units and the new investor is entitled to own 10% of the aggregate units after the Dilutive Transaction, the holders of the 7,500,000 units not held by the Second Amendment Investors pre Dilutive Transaction can only hold 42.98508% of the aggregate units after the Dilutive Transaction (100% less 57.0192%). Consequently, the outstanding units after the Dilutive Transaction must be 17,447,914 (7,500,000 is 42.98508% of 17,447,914), and 1,744,791.4 (10%) must be held by the new investor and 8,203,122.8 (47.01492%) must be held by the Second Amended Investors. To accomplish this the new investor must be issued 78,125.4 Adjustment Units (1,747,914 minus 1,666,666) and the Second Amended Investors must be issued 703,122.8 Adjustment Units (8,203,122.8 minus 7,500,000).

         3. CONFIDENTIALITY. The parties to this agreement agree to keep its terms strictly confidential and not to disclose the terms hereof to any third party other than the equity holders of such parties without the consent of the General Partner (or any successor entity to the Partnership); provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE DULY EXECUTED AND DELIVERED THIS AGREEMENT ON THE DATE FIRST WRITTEN ABOVE.

         RACKSPACE, LTD.
                  By: Macroweb, LC, general partner

                  By: /s/ Morris Miller, member
                     ---------------------------

                  By: /s/ Graham Weston, manager
                     ---------------------------


         Macroweb, LC,

                  By: /s/ Morris Miller, member
                      ---------------------------

                  Its: member
                      ---------------------------

         Trout, Ltd.

                  Macroweb, LC, general partner

                  By: /s/ Morris Miller, member
                      ---------------------------

                  Its: member
                      ---------------------------

         MiniPat & Company, Ltd.

                  Patrick R. Condon, general partner

                  By: /s/ Patrick R. Condon
                     ---------------------------


          /s/ Patrick R. Condon
          ---------------------------
          Patrick Condon

          /s/ Richard Yoo
          ---------------------------
          Richard Yoo

          /s/ Dirk Elmendorf
          ---------------------------
          Dirk Elmendorf

         First Inning Investors, L.P.


                  By: Trango Capital, L.L.C., its general partner

                           By: /s/ Quincy Lee
                              -----------------------
                           Quincy Lee, manager




         Isom Capital Partners I, L.P.


                  By: BESK Funding, Inc. its general partner

                           By: /s/ S. James Bishken
                              ---------------------------
                              S. James Bishken, President


         Hamilton Companies, LLC


         By: /s/ Frederick C. Hamilton
            --------------------------


         Title: President
               ------------------


         Weston Investment Interests, LC


         By: /s/ Graham Weston
             ---------------------------

         Its: manager
             ---------------------------

First Inning Investors, L.P.

         By: Trango Capital, L.L.C., its general partner


                  By: /s/ Quincy Lee
                     ---------------------------
                     Quincy Lee, manager



Isom Capital Partners I, L.P.

         By: BESK Funding, Inc. its general partner


                  By: /s/ S. James Bishken
                     ---------------------------
                     S. James Bishken, President


The Hamilton Companies, LLC

By: /s/ Frederick C. Hamilton
   ---------------------------

Title: President and Manager
      ------------------------


Weston Investment Interests, LC

By: /s/ Graham Weston
    ---------------------------

Its: manager
    ---------------------------

                AMENDMENT TO CONFIDENTIAL ANTI-DILUTION AGREEMENT

         This Amendment to Confidential Anti-Dilution Agreement (hereinafter referred to as the "Amendment") is made this 22nd day of February, 2000, by and among Rackspace, Ltd. (the "Partnership"), Macroweb, LC, a Texas limited liability company (the "General Partner" or "Macroweb"), Trout, Ltd., a Texas limited partnership ("Trout"), Richard Yoo ("Yoo"), Patrick Condon ("Condon") and Dirk Elmendorf ("Elmendorf"), Isom Capital Partners I, L.P. ("Isom"), First Inning Investors, L.P. ("First Inning"), The Hamilton Companies LLC, a Colorado limited liability company ("Hamilton"), Weston Investment Interest, L.L.C., a Nevada limited liability company ("Weston Entity"), MiniPat & Company, Ltd., a Texas limited partnership ("MiniPat")(Macroweb, Trout, Yoo, Condon, Elmendorf, Isom, First Inning, Hamilton, Weston Entity and MiniPat are sometimes referred to herein as the "Existing Partners") and 2M Technology Ventures, L.P. (the "New Partner" or "2M"). This Amendment amends the Confidential Anti-Dilution Agreement dated November 30, 1999 (hereinafter referred to as the "Agreement"). Except as amended by this Amendment, the terms of the Agreement shall continue in full force and effect. Capitalized terms used herein shall, unless otherwise specified, have the meanings assigned to them in the Agreement.

         The parties to this Amendment agree that for the purposes of the Agreement, 2M shall be included as a "Second Amendment Investor" and as such shall have the same rights and benefits under the Agreement as those parties who were originally named in the Agreement as Second Amendment Investors. In addition, 2M agrees to be bound by the terms and conditions contained in the Agreement, including but not limited to the confidentiality provisions contained in the Agreement.

Executed as of the date first written above.

                                       RACKSPACE, LTD.

                                            By: Macroweb, LC, general partner

                                                By: /s/ Graham Weston
                                                   ---------------------------
                                                         Member

                                                By: /s/ Morris A. Miller
                                                   ---------------------------
                                                         Member

                                       Macroweb, LC

                                       /s/ Morris A. Miller
                                       ---------------------------------------
                                       Morris A. Miller, Member

                                       /s/ Graham M. Weston
                                       ---------------------------------------
                                       Graham M. Weston, Member

                                    LIMITED PARTNERS:

                                    /s/ Richard Yoo
                                    -----------------------------------------
                                    Richard Yoo

                                    /s/ Dirk Elmendorf
                                    -----------------------------------------
                                    Dirk Elmendorf

                                    /s/ Patrick Condon
                                    -----------------------------------------
                                    Patrick Condon

                                    Trout, Ltd.

                                    By:  Knightsbridge, L.C.,General Partner

                                         By: /s/ Graham Weston
                                            ----------------------------------

                                         Its: manager
                                             ---------------------------------

                                    Isom Capital Partners I, L.P.

                                    By:  BESK Funding, Inc., General Partner

                                         By: /s/ S. James Bishkin
                                            ----------------------------------
                                                      S. James Bishkin
                                                      President

                                    First Inning Investors, L.P.

                                         By:  Trango Capital L.L.C., General
                                              Partner

                                              By: /s/ Quincy J. Lee
                                                 -----------------------------
                                                   Quincy J. Lee, Manager

                                    The Hamilton Companies LLC

                                    By: /s/ Frederick C. Hamilton
                                       ---------------------------------------

                                    Title: President
                                          ------------------------------------



                                    Weston Investment Interest, L.L.C.

                                    By: /s/ Graham Weston
                                       ---------------------------------------


                                    MiniPat & Company, Ltd.

                                    By: /s/ Patrick Condon
                                       ---------------------------------------

                                    Title: President
                                          ------------------------------------

                                    2M Technology Ventures, L.P.

                                    By:  2M Technology Group, L.L.C.,
                                    Its: General Partner

                                             By: /s/ Steven D. Leeke
                                                ------------------------------